Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 21 – SUBSEQUENT EVENTS

Enerfip Agreement

On August 26, 2024, Turbo Energy entered into an agreement with Enerfip, a leading France-based crowdfunding platform, providing for the Company to explore, through Enerfip’s crowdfunding platform, financing from European individual investors, namely investors residing in France and Spain. If Turbo Energy’s project receives acceptance and interest among investors on Enerfip’s platform, the form agreed between the parties to carry out the financing would be to raise €2,000,000 on a first tranche through a 36-month simple debt bond, with an interest rate of 8.75% (“Crowd Bond”). The interest will be repaid semiannually. October 28, 2024, the Company closed the issuance of the first tranche and reported on Form 6-K filed with the SEC that the yielded subscriptions amounting to gross proceeds of €914,110.

Connection Holdings Agreement

On October 18, 2024, the Company into a non-exclusive Strategic Advisory Agreement (the “Agreement”) with Connection Holdings, LLC, a Nevada limited liability company. Pursuant to the Agreement, Connection Holdings will collaborate with the Company to expand Turbo Energy’s solar energy storage business into the United States through implementation of a phased commercialization strategy involving the introduction of the Company’s SUNBOX Split Phase Series 10.0, Split Phase Hybrid Series 48V 10.0 Inverter with Back-Up Mode, Lithium Series Pro 5.1kWH Battery and related cloud-based, software-as-a-solution technology powered by Artificial Intelligence (“AI”), collectively referred to hereafter as “Turbo Energy Products.” The term of the Agreement shall be bifurcated into two phases, with Phase 1 commencing on July 15, 2024 and continuing through February 28, 2025; and Phase 2 commencing on January 1, 2025 and terminating on December 31, 2025. However, the term of Phase 2 may be renewed every six months thereafter at the sole discretion of Turbo. In accordance with the terms and conditions of the Agreement, Connection Holdings will be entitled to earn commissions equal to 2% of all Turbo Product net sales up to $10 million (after discounts and excluding taxes) made to customers located within the United States. In the Company’s sole discretion, commissions earned by Connection Holdings may be paid in either cash or in equity consideration equal to a number of ADSs valued at 100% of the payable commission and factored at $5.00 per ADR.

Subject to Connection Holdings achieving predetermined sales quotas and other key performance indicators as defined in the Agreement, Connection Holdings is also eligible to earn warrants in up to four tranches to purchase in aggregate up to 2.5% of the Company’s total outstanding ordinary shares, as converted to ADSs that are issued and outstanding on October 18, 2024, or up to 275,428 ADSs. The issuance of the ADSs will be made in reliance on an exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended, contained in Section 4(a)(2) thereof and Regulations D and/or S thereunder. The Agreement also provides for Connection Holdings to be reimbursed for all expenses pre-approved by the Company.

Flash Flooding in Southern Spain

On October 29, 2024, southern regions of Spain suffered one of the country’s deadliest natural disasters in recent history, with heavy downpours resulting in severe flash flooding that claimed the lives of over 200 people and left Valencia, Spain and other neighboring regions in ruins. Turbo Energy is headquartered in Valencia. While the Company confirmed that all of its employees and their families were safe and accounted for and our production systems and supply chain resources remain fully functional, management is still evaluating the impact on its business operations, namely damage that may have affected some of its inventory.